Supplement Dated January 9, 2009
to
Prospectus Dated May 1, 2008

For
ProtectiveValues® Variable Annuity Contracts

Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Increase in SecurePay Guaranteed Lifetime Withdrawal Benefit Rider Fee

Effective February 16, 2009, we will increase the current fee for the SecurePay Guaranteed Lifetime Withdrawal Benefit rider. The maximum fee will not change.

Increase in Current Fee. The following sets forth the new current fee for the SecurePay rider:

	Maximum	Current (Effective 2/16/2009)
SecurePay rider
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.70%
Purchase of SecurePay rider under RightTimeSM option	0.95%	0.80%
SecurePay rider with SecurePay R72 Benefit
Purchase of SecurePay rider at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider under RightTimeSM option	1.60%	1.00%
SecurePay rider with SecurePay GMAB
Purchase of SecurePay rider at time of Contract Purchase	1.30%	0.85%
Purchase of SecurePay rider under RightTimeSM option	1.50%	0.95%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB
Purchase of SecurePay rider at time of Contract Purchase	1.70%	1.05%
Purchase of SecurePay rider under RightTimeSM option	1.90%	1.15%

This information replaces the current fee information for the SecurePay rider as disclosed in the second portion of the Periodic Charges fee table in your Prospectus, as well as the SecurePay current fee set forth in the Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTimesm Option and the Charges and Deductions sections of your Prospectus.

Example of Charges. The following section replaces the "Example of Charges" section following the fee table in your Prospectus.

Example of Charges

The following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including Variable Account charges, owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit), and both maximum and minimum total Annual Fund Operating Expenses depending on whether and when you purchased the SecurePay rider with the SecurePay R72 Benefit and the SecurePay GMAB. Please note that while election of the Maximum Anniversary Value Death Benefit is assumed in the following example, under certain circumstances, the ValuPay Fee for the Return of Purchase Payments Death Benefit may be more expensive, depending on the oldest Owner's age and the Net Amount at Risk. The example includes a persistency reward of 0.40% of Contract Value that we add to the Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. The example assumes that all Contract Value is allocated to the Variable

Account. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

With SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB selected under RightTimeSM option (reflecting the current charge):

If you surrender the Contract at the end of the applicable period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$1075	$1903	$2678	$4915
Minimum Fund Expenses	$942	$1505	$2015	$3605

If you annuitize* or remain invested in the Contract at the end of the applicable period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$442	$1356	$2312	$4915
Minimum Fund Expenses	$299	$934	$1621	$3605

With SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB selected at time of purchase of the Contract (reflecting the current charge):

If you surrender the Contract at the end of the applicable period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$1066	$1874	$2626	$4795
Minimum Fund Expenses	$932	$1476	$1962	$3477

  If you annuitize* or remain invested in the Contract at the end of the applicable period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$432	$1325	$2259	$4795
Minimum Fund Expenses	$289	$903	$1566	$3477

With no SecurePay rider selected:

If you surrender the Contract at the end of the applicable period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$969	$1569	$2088	$3548
Minimum Fund Expenses	$835	$1164	$1404	$2137

If you annuitize* or remain invested in the Contract at the end of the applicable period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$329	$1002	$1698	$3548
Minimum Fund Expenses	$185	$572	$984	$2137

*  If you annuitize your Contract within 3 years after we accept a Purchase Payment, we will impose certain conditions and your Annuity Value will not be eligible for the PayStream Plus Annuitization Benefit. For more information, see "ANNUITY PAYMENTS, Annuity Commencement Date, Changing the Annuity Commencement Date". Neither the death benefit fee nor the SecurePay Fee apply after the Annuity Commencement Date.

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

For SecurePay Riders Issued Before February 16, 2009. If you purchased the SecurePay rider before February 16, 2009, you may elect not to pay this increased SecurePay Fee. We will provide separate notification to you of this increase, which will include instructions for declining the increased SecurePay Fee.

If you accept the increased fee, there is no need to do anything further. We will apply the increase to your Contract on the above referenced effective date.

If you elect not to pay the increased SecurePay Fee:

•  Your SecurePay rider will not terminate, and you will continue to be assessed your current SecurePay Fee.

•  Your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value (less purchase payments you have made two or more years after the rider effective date) exceeds your Benefit Base on subsequent Contract Anniversaries.

•  If you have purchased the SecurePay R72 Benefit, we will continue to calculate the SecurePay Roll-up Value, and will increase your Benefit Base by the amount of any increase in the SecurePay Roll-up Value for the remainder of the Roll-up period. We will not reset the Roll-up period, however.

•  If you have purchased the SecurePay GMAB, you will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination.

For more information on the SecurePay rider, please refer to your SecurePay Lifetime Withdrawal Benefit rider and your Prospectus, especially the Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTimesm Option section.